UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2018

American Water Works Company, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1025 Laurel Oak Road

Voorhees, NJ 08043

(Address of principal executive offices, including zip code)

(856) 346-8200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

Information contained in Item 7.01 below, including Exhibits 99.1 and 99.2 hereto, with respect to the fiscal year ended December 31, 2017 of American Water Works Company, Inc. (the “Company” or “American Water”), is incorporated by reference herein.

The information furnished in response to this Item 2.02, including Exhibits 99.1 and 99.2 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD.

Additional Information on Estimated Impacts of the Tax Cuts and Jobs Act on Company Guidance

On January 2, 2018, the Company provided an initial statement (i) regarding the possibility that the enactment of the Tax Cuts and Jobs Act (the “TCJA”) could have a material impact on the Company’s results of operations for fiscal 2017 and its expectation for future financial and operational performance contained in guidance previously issued on December 11, 2017 (“Initial Guidance”), which Initial Guidance did not include estimated impacts associated with any tax reform legislation, and (ii) that the Company could not then estimate or quantify the impact of the enactment of the TCJA on the Initial Guidance.    Enacted on December 22, 2017, the TCJA made significant and complex changes to U.S. tax law.

With the enactment of the TCJA, the Company undertook an analysis of the TCJA’s impacts on the Company, which required consideration of, among other things, the (i) Company’s multiple regulatory jurisdictions, (ii) the allocation of deferred tax assets and liabilities and other items among its regulated operations, its market-based businesses and the parent company; (iii) the impact of the TCJA on transactions that had been entered into in connection with the completion of the Company’s separation from its former foreign parent entity in 2008; (iv) the impact of the TCJA on assets and liabilities that the Company’s regulated operations have acquired and assumed through acquisitions; and (v) the interplay of the TCJA’s impacts among the Company’s various regulated, market-based and other entities, all of which is necessary to estimate the impact of the TCJA on the Company as a whole.

As a result of this analysis, the Company is providing estimates of the impact of the TCJA on the following guidance (collectively, the “Company Guidance”): (i) its GAAP and adjusted diluted earnings per share (“EPS”) guidance range for the 2017 fiscal year; (ii) its GAAP EPS guidance range for the 2018 fiscal year; and (iii) its projected adjusted long-term EPS compound annual growth rate (“CAGR”), projected amount of capital expenditures, and projected long-term dividend growth rate, each for the five-year period from 2018 to 2022.

•	2017 EPS Guidance Ranges. American Water’s estimated 2017 GAAP EPS guidance range and its 2017 adjusted EPS guidance range, including the estimated impacts of the TCJA, are as follows:

Updated 2017 GAAP EPS guidance range:	$1.93 to $2.55
Affirmed 2017 Adjusted EPS guidance range (1)	$3.00 to $3.06

(1)    The adjusted EPS guidance range excludes (i) a $0.07 per diluted share benefit from an insurance settlement related to the Freedom Industries, Inc. chemical spill in West Virginia, (ii) a $0.02 per diluted share charge from early extinguishment of debt at the parent company, and (iii) a non-cash charge in a range of $0.56 to $1.12 per diluted share resulting from the revaluation required by the TCJA of the Company’s deferred tax assets and liabilities (other than the predominant majority of deferred tax assets and liabilities associated with its utility subsidiaries that are subject to a normalization method of accounting under U.S. tax law and/or applicable public utility commission regulation), including its U.S. federal income tax net operating losses, at the new U.S. federal corporate income tax rate of 21% as of December 22, 2017, the date of enactment of the TCJA.

•	Affirmed 2018 GAAP EPS Guidance Range. American Water’s 2018 GAAP EPS guidance range, including the estimated impacts of the TCJA, is $3.22 to $3.32 per diluted share, which is affirmed from its Initial Guidance.

•	Affirmed American Water’s 2018-2022 Long-Term Guidance. American Water’s long-term guidance for the 2018-2022 period, including the estimated impacts of the TCJA, is affirmed from its Initial Guidance as follows:

•	Long-term adjusted EPS CAGR of 7% to 10%

•	Projected capital expenditures of $8.0 billion to $8.6 billion, with $7.2 billion projected for allocation to regulated system investments

•	Dividend growth forecast at the high end of the Company’s long-term adjusted EPS CAGR target

As part of the Company’s 2018-2022 long-term guidance, and as previously stated in its Initial Guidance, the Company does not plan to issue additional equity during this period, under normal operating conditions.

The Company also forecasts that, with respect to its 2018-2022 long-term guidance, the enactment of the TCJA will be accretive to its consolidated earnings through (i) growth in rate base for the same level of expected capital expenditures due to the impact of the lower U.S. federal corporate income tax rate and the revaluation of the Company’s deferred tax assets and liabilities, and (ii) increased earnings in the Company’s market-based businesses due to the lower U.S. federal corporate income tax rates, all partially offset by (iii) the impact of increased debt due to lower cash flows from operations.

•	Additional Information Regarding Company Guidance. Additional information regarding the Company Guidance is set forth in the Earnings Guidance Slides attached hereto as Exhibit 99.2 and incorporated by reference herein.

On January 16, 2018, the Company issued a press release with respect to the foregoing information, a copy of which has been has been furnished as Exhibit 99.1 hereto and is incorporated by reference herein. The information furnished in response to this Item 7.01, including Exhibits 99.1 and 99.2 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Key Assumptions and Limitations on Company Guidance

The Company Guidance herein is subject to the following key assumptions and limitations, which may cause the impacts of the TCJA to be different, potentially materially, from the Company’s forecasts.

•	All determinations have been made based on the enacted provisions of the TCJA, without regard to any further rules, regulations, interpretations or guidance with respect to the TCJA that may be adopted or issued by the U.S. Department of the Treasury or any state or local taxing authority (the “Related Interpretations”), and utilizing the best estimates available as of the date hereof. These estimates remain subject to change.

•	The Company Guidance with respect to 2018 and the five-year period from 2018-2022 is subject to the following additional assumptions and limitations:

•	The Company will be able to deduct for U.S. federal corporate income tax purposes substantially all of its interest expense, based upon the Company’s interpretation of U.S. tax law debt allocation methodologies applicable to public utilities, at the TCJA’s 21% corporate income tax rate.

•	The predominant majority of the Company’s deferred tax assets and liabilities at the utility subsidiaries remain subject to a normalization method of accounting pursuant to the Code and/or applicable public utility commission regulation. As such, the revaluation of those utility subsidiaries’ net deferred taxes would be expected to result in a net regulatory liability that would be returned to utility customers over the remaining life of the related assets and liabilities and would not be expected to impact materially the Company’s results of operations under the normalization process.

•	The impact of the TCJA is subject to regulatory action in the Company’s regulated jurisdictions. A majority of the Company’s 14 regulatory jurisdictions have already opened proceedings, or have provided notice of a future proceeding, to address the impact of the TCJA. In addition, the Company has open rate cases in several jurisdictions that may be impacted. The Company has assumed that regulatory actions will ultimately result in decisions that are consistent with the TCJA and its normalization provisions.

•	The Company Guidance does not reflect any future changes to state and local tax laws, rules or regulations resulting from or in connection with the enactment of the TCJA.

•	In addition to the assumptions and limitations herein, the 2018 GAAP EPS guidance range remains subject to the major variables set forth in the Company’s Initial Guidance presentation.

•	The Company’s earnings forecasts generally are subject to numerous risks and uncertainties, including, without limitation, those described under “Cautionary Statement Concerning Forward-Looking Statements” below and under “Risk Factors” in its annual and quarterly reports filed with the Securities and Exchange Commission (“SEC”).

Non-GAAP Financial Information

This Current Report on Form 8-K includes a presentation of 2017 adjusted EPS as an earnings guidance range (“Adjusted EPS”). This item constitutes a “non-GAAP financial measure” under SEC rules. This non-GAAP financial measure is derived from American Water’s consolidated financial information but is not presented in its financial statements prepared in accordance with GAAP. Adjusted EPS is defined as GAAP earnings per diluted common share, respectively, excluding (1) the impact in the third quarter of 2017 of the insurance settlement related to the Freedom Industries chemical spill, (2) the early extinguishment of debt at the parent company in the third quarter of 2017, and (3) the non-cash charge in the fourth quarter of 2017 resulting from the revaluation of the Company’s deferred tax assets and liabilities required by the TCJA. This non-GAAP financial measure supplements the Company’s GAAP disclosures and should not be considered an alternative to the GAAP measure.

Management believes that the presentation of this non-GAAP financial measure is useful to American Water’s investors because it projects baseline performance excluding items that are not considered by management to be reflective of ongoing operating results. Although management uses this non-GAAP financial measure internally to project American Water’s results of operations, management does not intend these projected results excluding the adjustments to represent information as defined by GAAP, and the reader should not consider them as indicators of projected performance. The Company’s definition of Adjusted EPS may not be comparable to the same or similar measures used by other companies, and, accordingly, these non-GAAP financial measures may have significant limitations on their use.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. In some cases, these forward-looking statements can be identified by words with prospective meanings such as “intend,” “plan,” “estimate,” “believe,” “anticipate,” “expect,” “predict,” “project,” “assume,” “forecast,” “outlook,” “future,” “pending,” “goal,” “objective,” “potential,” “continue,” “seek to,” “may,” “can,” “will,” “should” and “could,” or the negative of such terms or other variations or similar expressions. Forward-looking statements relate to, among other things, the impact and effect of the TCJA on the Company Guidance, and the related estimates, assumptions and sensitivities on which the Company Guidance was based, including without limitation those stated herein, as well as on the Company’s results of operations to be reported for fiscal 2017. These forward-looking statements are predictions based on the Company’s current expectations and assumptions regarding future events, including the impacts of the enactment of the TCJA on the Company, and the issuance of any Related Interpretations or any future changes by state or local taxing authorities. They are not guarantees or assurances of any outcomes, performance or achievements, and readers are cautioned not to place undue reliance upon them. The forward-looking statements are subject to a number of estimates and assumptions, and known and unknown risks, uncertainties and other factors. Actual results may differ materially from those discussed in the forward-looking statements included in this Current Report on Form 8-K as a result of the factors discussed in the Company’s Form 10-K for the year ended December 31, 2016, and in other filings with the SEC, and the additional risks, uncertainties, assumptions and limitations described herein and in Exhibit 99.2 hereto.

These forward-looking statements are qualified by, and should be read together with, the risks and uncertainties set forth above and the risk factors included in the Company’s annual and quarterly reports as filed with the SEC, and readers should refer to such risks, uncertainties and risk factors in evaluating such forward-looking statements. Any forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company does not have any obligation or intention to update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as otherwise required by the federal securities laws. New factors emerge from time to time, and it is not possible for us to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on the Company’s or its subsidiaries’ businesses, either viewed independently or together, or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing factors stated throughout this Current Report on Form 8-K should not be construed as exhaustive.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits have been furnished herewith:

Exhibit Number	Description

99.1	Press release, issued by the Company, dated January 16, 2018.

99.2	American Water Earnings Guidance slides, issued by the Company on January 16, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER WORKS COMPANY, INC.

Dated: January 16, 2018	By:	/s/ LINDA G. SULLIVAN
Linda G. Sullivan
Executive Vice President and Chief Financial Officer

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